Exhibit 10.55

AMENDMENT NO. 3

TO THE AMENDED AND RESTATED DIP CREDIT AGREEMENT

AMENDMENT NO. 3 dated as of January 31, 2003 (this “Amendment No. 3”) to the Credit Agreement (as defined below) among WORLDCOM, INC., a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, as borrower (the “Borrower”), each of the Guarantors party to the Credit Agreement, each a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, as guarantors (the “Guarantors”), each of the Lenders (as defined in the Credit Agreement) party hereto, and CITICORP USA, INC., as administrative agent (the “Administrative Agent”). Capitalized terms defined in the Credit Agreement and not otherwise defined herein being used herein as therein defined.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Senior Secured Superpriority Debtor-In-Possession Credit Agreement dated as of October 15, 2002, amended by Amendment No. 1 dated as of October 30, 2002 and modified by Waiver No. 2 dated as of December 30, 2002 (as amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Guarantors, the Lender Parties party thereto, the Administrative Agent, Citibank, N.A., as Initial L/C Issuer, J.P. Morgan Securities Inc., as Syndication Agent, Joint Lead Arranger and Joint Bookrunner, Salomon Smith Barney Inc. as Joint Lead Arranger and Joint Bookrunner, General Electric Capital Corporation, as Documentation Agent and Collateral Monitoring Agent for the Lender Parties and the other Secured Parties, and GECC Capital Markets Group, Inc., as Joint Lead Arranger, and the CIT Group/Business Credit, Inc. and Foothill Capital Corporation, as co-documentation agents.

(2) The Borrower and the Guarantors have requested that the Credit Agreement be amended on the terms set forth below to amend certain covenants and reporting requirements;

(3) The Company has also requested that certain provisions of the Credit Agreement be waived in order to permit the transactions described in the letter attached hereto as Annex I from the Borrower to the Administrative Agent (the “Capital Transactions”); and

(4) The undersigned Lenders and Administrative Agent are willing to so amend and waive certain provisions of the Credit Agreement on the terms and conditions of this Amendment No. 3;

NOW, THEREFORE, it is hereby agreed as follows:

SECTION 1. Amendments. The Credit Agreement is, effective as of the Amendment Effective Date (defined below), amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “Section 5.01(m)” in the definition of “Cash Concentration Account” with “Section 5.01(l)”.

(b) Section 5.02(h) of the Credit Agreement is hereby amended by replacing the reference in clause (i) therein to “Schedule 4.02” with “Schedule 4.01”.

(c) Section 5.02(i) of the Credit Agreement is hereby amended by (i) replacing clauses (ii) and (iii) therein in their entirety with, respectively, the following new clauses:

“(ii) sales, transfers, swaps or other dispositions of surplus or obsolete equipment, including abandonment of obsolete equipment and fixtures, no longer used in the businesses of the Company, (iii) sales, transfers, swaps or other dispositions of assets (other than those described in clauses (i) and (ii) hereof) with an aggregate fair market value not to exceed $10,000,000 as measured from the Prior Effective Date,” and

(ii) replacing clause (vi) and the proviso at the end thereof with the following new clause (vi) and proviso:

“(vi) sales, transfers, swaps or other dispositions of assets of Foreign Subsidiaries (including, without limitation, the capital stock or any obligation of any Subsidiary held by a Foreign Subsidiary or Globenet) so long as any such sale, transfer, swap or other disposition, as the case may be, shall not have a material adverse effect on the assets, business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower and its Subsidiaries, taken as a whole; provided, that, (x) in cases of sales to third parties by the Borrower or a Guarantor, the consideration received by the Borrower or the relevant Guarantor shall, (1) unless otherwise consented to by the Initial Lenders, consist of cash and/or readily marketable securities and (2) not be less than the fair market value of the assets sold, (y) where required by law, the sale, transfer, swap or other disposition shall have received the approval of the Bankruptcy Court, and (z) with respect to sales by any Guarantor permitted under clause (vi) hereinbefore, the Net Cash Proceeds of any such sale shall be forthwith deposited into the Globenet Account or reinvested only in the businesses of the Company.”

(d) Section 5.03(b) is amended in its entirety and replaced by the following:

“(b) Monthly Financials. (i) For each month commencing with the month ending July 31, 2002, as soon as available and in any event within 30 days after the end of each such month (or in the case of each month during the period from July 2002 through January 31, 2003, solely with respect to information required to be furnished pursuant to this clause (i) no later than March 15, 2003 and (z) in the case of each March, June, September and December of each Fiscal Year (commencing with the month ending September 30, 2003), the date on which the Consolidated financial statements for the fiscal quarter or Fiscal Year, as applicable, of the Borrower ending on or about the last day of such month are required to be delivered pursuant to Section 5.03(c) and (d) below), in each case, a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month, and Consolidated statements of income and Consolidated statements of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous month and ending with the end of such month, and

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Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, setting forth (A) in comparative form the corresponding figures for the corresponding month in the DIP Budget and (B) commencing with delivery of the monthly financials for the first month ending after the first anniversary of the Prior Effective Date, in comparative form the corresponding figures for the corresponding month of the immediately preceding Fiscal Year, all in reasonable detail and duly certified by a Responsible Officer of the Borrower.

(ii) For each month, concurrently with the delivery of financial statements for such month pursuant to clause (i) above, a schedule, in form and substance satisfactory to the Administrative Agent and certified by a Responsible Officer of the Borrower, demonstrating compliance with the covenants contained in Section 5.04.”; and

(e) Section 5.03(e) of the Credit Agreement is hereby amended by adding the following additional proviso at the end thereof, immediately prior to the period of the end thereof:

“; provided, further, that, if at any time, and for so long as, the sum of the amount on deposit in the Cash Concentration Account plus amounts then on deposit in investment accounts subject to account control agreements in favor of the Administrative Agent is not less than $1,000,000,000, the Borrower shall only be required to deliver updated cash flow forecasts pursuant to this subsection (e) on a monthly basis for the following four months, but in no event later than the fifth Business Day after the last Business Day of each calendar month”;

(f) Section 5.03(o) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof, immediately prior to the period of the end thereof:

“; provided, that, notwithstanding the requirements of this subsection (o) or otherwise, if at any time, and for so long as, the sum of the amount on deposit in the Cash Concentration Account plus amounts then on deposit in investment accounts subject to account control agreements in favor of the Administrative Agent is not less than $1,000,000,000, the Borrower shall only be required to deliver Budget Variance Reports on a monthly basis for the prior month by the fifth Business Day after the last Business Day of each calendar month”;

(g) Section 5.03(q) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof, immediately prior to the period of the end thereof:

“; provided, that, if at any time, and for so long as, the sum of the amount on deposit in the Cash Concentration Account plus amounts then on deposit in investment accounts subject to account control agreements in favor of the Administrative Agent is not less than $1,000,000,000, the Borrower shall only be required to deliver the Borrowing Base Certificate in accordance with subclause (ii)(B) of this clause (q)”; and

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(h) Section 5.03 of the Credit Agreement is hereby amended by adding to the end thereof a new subsection (r) to read as follows:

“(r) On a weekly basis, no later than 5 Business Days following the end of each such week, a current report of the combined cash balance of all deposit and investment accounts of the Borrower and its Subsidiaries, certified by a Responsible Officer of the Borrower, in form satisfactory to the Administrative Agent.”

(i) Schedule IV Initial Pledged Equity and Schedule 5.02(i) Permitted Assets Sales to the Credit Agreement are hereby replaced, respectively, with the new Schedules IV and 5.02(i) attached hereto.

SECTION 2. Waiver. The provisions and restrictions of each of Section 4.01(b), 5.02(c), 5.02(g), 5.02(h), 5.02(i) and 5.02(j) are hereby permanently waived solely in connection with, and solely to the extent necessary to permit, the consummation of each of the Capital Transactions. In addition, any Default under Section 5.03 existing on or prior to the Amendment Effective Date (defined below) is hereby waived solely to the extent that such Default would not exist under such Section 5.03 as amended by this Amendment No. 3.

SECTION 3. Representation, Warranty and Covenant of the Borrower. The Borrower hereby certifies, represents and warrants that it has consulted and covenants that it will consult with its auditors, KPMG LLP, and such other professional advisors in each applicable jurisdiction as the Borrower has deemed or may deem, as the case may be, necessary or advisable, in connection with each of the Capital Transactions, to determine that each such transaction is reasonably necessary and advisable to accomplish the purposes set forth in Annex I hereto. In addition, the Borrower hereby certifies, represents and warrants that the consummation of the Capital Transactions will be on terms consistent with the generally accepted accounting principles of each applicable jurisdiction and will not violate any applicable law of any applicable jurisdiction.

SECTION 4. Effectiveness. This Amendment No. 3 shall become effective as of the date first above written (the “Amendment Effective Date”) upon the receipt by the Administrative Agent of the following: (a) counterparts of this Amendment No. 3 executed by the Borrower, the Guarantors and the Required Lenders (or, as to any of the Required Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment No. 3) and acknowledged by the Administrative Agent and (b) payment for all fees, costs and expenses of the Administrative Agent and the Initial Lenders which have been invoiced to the Borrower and are due and payable (including, without limitation, any fees, costs and expenses due and payable pursuant to Section 4 below) as of date of the Borrower’s execution hereof.

SECTION 5. Effect on Credit Agreement. On and after the effectiveness of this Amendment No. 3, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 3. The Credit Agreement, as specifically amended by this Amendment No. 3, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 3 shall

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not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Payment of Fees. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent and the Initial Lenders in connection with the preparation, execution and delivery of this Amendment No. 3 (including, without limitation, the reasonable fees and expenses of one joint outside counsel for the Administrative Agent and the Initial Lenders) in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 3 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 3.

SECTION 8. Governing Law. This Amendment No. 3 shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the undersigned have each caused this Amendment No. 3 to be executed and delivered by their respective duly authorized officer as of the date first above written.

The Borrower

WORLDCOM, INC., a debtor and a debtor-in-possession, as Borrower

By

Name: Title:

The Guarantors

Access Network Services, Inc.

Access Virginia, Inc.

ALD Communications, Inc.

BFC Communications, Inc.

Bittel Telecommunications Corporation

Brooks Fiber Communications of Arkansas, Inc.

Brooks Fiber Communications of Bakersfield, Inc.

Brooks Fiber Communications of Connecticut, Inc.

Brooks Fiber Communications of Fresno, Inc.

Brooks Fiber Communications of Massachusetts, Inc.

Brooks Fiber Communications of Michigan, Inc.

Brooks Fiber Communications of Minnesota, Inc.

Brooks Fiber Communications of Mississippi, Inc.

Brooks Fiber Communications of Missouri, Inc.

Brooks Fiber Communications of Nevada, Inc.

Brooks Fiber Communications of New England, Inc.

Brooks Fiber Communications of New Mexico, Inc.

Brooks Fiber Communications of New York, Inc.

Brooks Fiber Communications of Ohio, Inc.

Brooks Fiber Communications of Oklahoma, Inc.

Brooks Fiber Communications of Rhode Island, Inc.

Brooks Fiber Communications of Sacramento, Inc.

Brooks Fiber Communications of San Jose, Inc.

Brooks Fiber Communications of Stockton, Inc.

Brooks Fiber Communications of Tennessee, Inc.

Brooks Fiber Communications of Texas, Inc.

Brooks Fiber Communications of Tucson, Inc.

Brooks Fiber Communications of Tulsa, Inc.

Brooks Fiber Communications of Utah, Inc.

Brooks Fiber Communications-LD, Inc.

Brooks Fiber Properties, Inc.

BTC Transportation Corporation

Business Internet, Inc.

Chicago Fiber Optic Corporation

Com Systems, Inc.

COM/NAV Realty Corp.

Cross Country Wireless, Inc.

each a debtor and a debtor-in-possession, and each a Guarantor

By

Name: Title: Authorized Person

CS Wireless Battle Creek, Inc.

CS Wireless Systems, Inc.

E.L. Acquisition, Inc.

Express Communications, Inc.

FiberNet Rochester, Inc.

Fibernet, Inc.

Healan Communications, Inc.

ICI Capital LLC

Intelligent Investment Partners, Inc.

Intermedia Capital, Inc.

Intermedia Communications Inc.

Intermedia Communications of Virginia, Inc.

Intermedia Investment, Inc.

Intermedia Licensing Company

Intermedia Services LLC

Jones Lightwave of Denver, Inc.

Marconi Telegraph Cable Company, Inc.

MCI Canada, Inc.

MCI Communications Corporation

MCI Equipment Acquisition Corporation

MCI Galaxy III Transponder Leasing, Inc.

MCI Global Access Corporation

MCI Global Support Corporation

MCI International Services, L.L.C.

MCI International Telecommunications Holding Corporation

MCI International Telecommunications Corporation

MCI International, Inc.

MCI Investments Holdings, Inc.

MCI Network Technologies, Inc.

MCI Omega Properties, Inc.

MCI Payroll Services, LLC

MCI Research, Inc.

MCI Transcon Corporation

MCI Wireless, Inc.

MCI WORLDCOM Brands, L.L.C.

MCI WORLDCOM Brooks Telecom, LLC

MCI WORLDCOM Capital Management Corporation

MCI WORLDCOM Communications of Virginia, Inc.

MCI WORLDCOM Communications, Inc.

each a debtor and a debtor-in-possession, and each a Guarantor

By

Name: Title: Authorized Person

MCI WORLDCOM Financial Management Corporation

MCI WORLDCOM Global Networks U.S., Inc.

MCI WORLDCOM International, Inc.

MCI WorldCom Management Company, Inc.

MCI WORLDCOM MFS Telecom, LLC

MCI WORLDCOM Network Services of Virginia, Inc.

MCI WORLDCOM Network Services, Inc.

MCI WORLDCOM Synergies Management Company, Inc.

MCI/OTI Corporation

MCImetro Access Transmission Services of Virginia, Inc.

Metrex Corporation

Metropolitan Fiber Systems of Arizona, Inc.

Metropolitan Fiber Systems of Baltimore, Inc.

Metropolitan Fiber Systems of California, Inc.

Metropolitan Fiber Systems of Connecticut, Inc.

Metropolitan Fiber Systems of Dallas, Inc.

Metropolitan Fiber Systems of Delaware, Inc.

Metropolitan Fiber Systems of Denver, Inc.

Metropolitan Fiber Systems of Detroit, Inc.

Metropolitan Fiber Systems of Florida, Inc.

Metropolitan Fiber Systems of Houston, Inc.

Metropolitan Fiber Systems of Indianapolis, Inc.

Metropolitan Fiber Systems of Minneapolis/St. Paul, Inc.

Metropolitan Fiber Systems of New Hampshire, Inc.

Metropolitan Fiber Systems of New Jersey, Inc.

Metropolitan Fiber Systems of New Orleans, Inc.

Metropolitan Fiber Systems of New York, Inc.

Metropolitan Fiber Systems of Ohio, Inc.

Metropolitan Fiber Systems of Oregon, Inc.

Metropolitan Fiber Systems of Philadelphia, Inc.

Metropolitan Fiber Systems of Pittsburgh, Inc.

Metropolitan Fiber Systems of Seattle, Inc.

Metropolitan Fiber Systems of St. Louis, Inc.

Metropolitan Fiber Systems/McCourt, Inc.

MFS CableCo U.S., Inc.

MFS Datanet, Inc.

MFS Telecom, Inc.

MFS Telephone of Missouri, Inc.

each a debtor and a debtor-in-possession, and each a Guarantor

By

Name: Title: Authorized Person

MFS Telephone of New Hampshire, Inc.

MFS Telephone of Virginia, Inc.

MFS Telephone, Inc.

MFS/C-TEC

MFSA Holding, Inc.

Military Communications Center, Inc.

MobileComm Europe Inc.

Mtel Asia, Inc.

Mtel Cellular, Inc.

Mtel International, Inc.

Mtel Latin America, Inc.

Mtel Microwave, Inc.

Mtel Service Corporation

N.C.S. Equipment Corporation

National Telecommunications of Florida, Inc.

Netwave Systems, Inc.

networkMCI, Inc.

Northeast Networks, Inc.

Nova Cellular Co.

NTC, Inc.

Overseas Telecommunications, Inc.

Shared Technologies Fairchild Communications Corporation

Shared Technologies Fairchild Telecom, Inc.

Shared Technologies Fairchild, Inc.

SkyTel Communications, Inc.

SkyTel Corp.

SkyTel Payroll Services, LLC

Southernnet of South Carolina, Inc.

Southernnet Systems, Inc.

Southernnet, Inc.

Telecom*USA, Inc.

Teleconnect Company

Teleconnect Long Distance Services & Systems Co.

Tenant Network Services, Inc.

TransCall America, Inc.

Tru Vision Wireless, Inc.

Tru Vision-Flippin, Inc.

TTI National, Inc.

each a debtor and a debtor-in-possession, and each a Guarantor

By

Name: Title: Authorized Person

UUNET Australia Limited

UUNET Caribbean, Inc.

UUNET Holdings Corp.

UUNET International Ltd.

UUNET Japan Ltd.

UUNET Payroll Services, LLC

UUNET Technologies, Inc.

Virginia Metrotel, Inc.

Wireless One, Inc.

Wireless Video Services

WorldCom Broadband Solutions, Inc.

WorldCom Caribbean, Inc.

WorldCom East, Inc.

WorldCom ETC, Inc.

WorldCom Federal Systems, Inc.

WorldCom ICC, Inc.

WorldCom International Data Services, Inc.

WorldCom International, Inc.

WorldCom International Mobile Services, Inc.

WorldCom International Mobile Services LLC

WorldCom Overseas Holdings, Inc.

WorldCom Payroll Services, LLC

WorldCom Purchasing, LLC

WorldCom Ventures, Inc.

WorldCom Wireless, Inc.

each a debtor and a debtor-in-possession, and each a Guarantor

By

Name: Title: Authorized Person

The Administrative Agent

CITICORP USA, INC., as Administrative Agent

By

Name: Title:

The Initial Lenders

CITICORP USA, INC., as Initial Lender

By

Name: Title:

JPMORGAN CHASE BANK, as Initial Lender

By

Name: Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Initial Lender

By

Name: Title:

The Lenders

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By

Name: Title:

FOOTHILL CAPITAL CORPORATION, as Lender

By

Name: Title:

BANK OF AMERICA, N.A., as Lender

By

Name: Title:

BAYERISCHE HYPO-UND VEREINSBANK, AG - NEW YORK BRANCH, as Lender

By

Name: Title:

By

Name: Title:

FRANKLIN FLOATING RATE TRUST, as Lender

By

Name: Title:

The Lenders (continued)

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By

Name: Title:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc.

By

Name: Title: